Corporate Presentation December 2024 Exhibit 99.1

FORWARD-LOOKING STATEMENTS Certain statements in this presentation (“Presentation”), other than purely historical information, may constitute “forward-looking statements” within the meaning of the federal securities laws, including for purposes of the safe harbor provisions under the United Stated Private Securities Litigation Reform Act of 1995, concerning Dianthus Therapeutics, Inc. (the “Company”). These forward-looking statements include statements regarding the Company’s future plans and prospects, including statements regarding the expectations or plans for discovery, preclinical studies, clinical trials and research and development programs, in particular with respect to DNTH103, and any developments or results in connection therewith, including the target product profile of DNTH103; the anticipated timing of the results from those studies and trials; expectations regarding the use of proceeds and the time period over which the Company’s capital resources will be sufficient to fund its anticipated operations; and expectations regarding the market and potential opportunities for complement therapies, in particular with respect to DNTH103. DNTH103 is an investigational agent that is not approved as a therapy in any indication in any jurisdiction worldwide. The words “opportunity,” “potential,” “milestones,” “runway,” “will,” “anticipate,” “achieve,” “near-term,” “catalysts,” “pursue,” “pipeline,” “believe,” continue,” “could,” “estimate,” “expect,” “ intend,” “may,” “might,” “plan,” “possible,” “predict,” “project,” “ should,” “ strive,” “would,” “aim,” “target,” “commit,” and similar expressions (including the negatives of these terms or variations of them) generally identify forward-looking statements, but the absence of these words does not mean that statement is not forward looking. Actual results could differ materially from those included in the forward-looking statements due to various factors, risks and uncertainties, including, but not limited to, that preclinical testing of DNTH103 and data from clinical trials may not be predictive of the results or success of ongoing or later clinical trials, that the development of DNTH103 or the Company's compounds may take longer and/or cost more than planned, that the Company may be unable to successfully complete the clinical development of the Company’s compounds, that the Company may be delayed in initiating, enrolling or completing any clinical trials, and that the Company's compounds may not receive regulatory approval or become commercially successful products. These and other risks and uncertainties are identified under the heading "Risk Factors" included in the Company's Annual Report on Form 10-K for the period ended December 31, 2023, and other filings that the Company has made and may make with the SEC in the future.   Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Dianthus undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Advancing next-generation complement therapies to improve the lives of autoimmune disease patients

- Founded in 2019 to develop next-generation complement therapies to treat **severe autoimmune diseases**
- Lead program, **DNTH103**, is a potent investigational monoclonal antibody that targets the classical **complement pathway** by selectively inhibiting **active C1s** protein
- DNTH103 intended to be the first **subcutaneous, self-administered injection** dosed as infrequently as **once-every-two-weeks** to treat generalized **Myasthenia Gravis**
- Top-line Ph. 1 data confirm a **~60-day half-life, potent classical pathway inhibition**, and a potentially **differentiated safety profile**
- **Clinical proof-of-concept** for **classical pathway** inhibition demonstrated in gMG, CIDP and MMN, validating the pipeline-in-a-product potential of DNTH103
- **Top-line Ph. 2 results anticipated** for gMG in 2H'25 and for MMN in 2H'26; **interim responder analysis for pivotal Ph. 3 CIDP trial** anticipated in 2H'26
- Cash **runway** expected to fund operations **into 2H'27**

DNTH103 offers pipeline in a product, best-in-class potential in multiple neuromuscular indications

Generalized Myasthenia Gravis

Multi-billion $ market today, with opportunity for a differentiated complement inhibitor to further penetrate and expand first-line biologics use

Ph. 2 ongoing

~60,000 U.S. patients

Chronic Inflammatory Demyelinating Polyneuropathy

Sanofi Ph. 2 riliprubart efficacy validates active C1s MoA

FDA cleared IND for Ph. 3

>40,000 U.S. patients

Multifocal Motor Neuropathy

Empasiprubart, an I.V. C2 inhibitor, validates classical pathway demonstrating efficacy in MMN patients

Ph. 2 ongoing

~5,000-10,000 U.S. patients

Clinical Development & Commercial Synergies

DNTH103's Potentially Best-in-Class Properties:

- ✓ **Highly selective to classical pathway**
- ✓ **Potent active C1s inhibitor**
- ✓ **60-day half-life observed in clinic**
- ✓ **Consistent, infrequent dosing**
- ✓ **Convenient, S.C. intended for self-admin. via autoinjector**
- ✓ **Differentiated safety profile**

gMG: https://www.mgregistry.org/, https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7033452/#
CIDP: IQVIA Claims Data; Riliprubart Phase 2 at EAN 2024
MMN: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3983019/

4

gMG represents a multi billion-dollar opportunity with only two approved classes, each with room to improve

U.S. gMG estimated patient population:
~60,000



Complement Class

Soliris & Ultomiris[1]
>$6B in sales **and growing; ~1/3 in gMG[2] (only I.V.)**

gMG driving Y/Y Ultomiris growth; U.S. growth driven by naïve gMG patients[3]



Ultomiris
Soliris
$5,141
$1,077
$4,064
2020
$5,362
$1,389
$3,973
2021
$5,727
$1,965
$3,762
2022
$6,110
$2,965
$3,145
2023

FcRn Class

Vyvgart I.V. sales
in gMG showed
rapid growth

Estimated gMG peak sales >$3B; S.C. approved in June '23



CY'22: $401M
CY'23: $1.2BN
$21
$75
$131
$173
$218
$269
$329
$374
$398
$478
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24

$ in millions. Soliris & Ultomiris 2021 sales account for 1/1 – 6/30 & 7/21 – 12/31. Evaluate Pharma
https://www.mgregistry.org/, https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7033452/#
1 Approved in gMG, aHUS, NMOSD, PNH; 2 Wall Street research estimate; 3 Astra Zeneca Q1 2024 results

5

Neuromuscular indication with high unmet medical need Evidence supports classical complement role in disease CIDP is an attractive opportunity with clinical PoC demonstrated by riliprubart, an active-C1s inhibitor IND cleared by FDA to initiate pivotal Phase 3 trial of DNTH103; DNTH103 target dose of 300mg/2mL S.C. every two weeks may offer more convenient, lower volume dosing for CIDP patients >40,000 patients in the U.S. and no approved targeted complement therapies riliprubart (active C1s inhibitor) recently reported positive interim efficacy results1 Riliprubart Phase 2 at PNS 2024 Pg 76: riliprubart patent filing Sanofi Ph. 2 riliprubart (SAR445088) data validates active C1s in CIDP1; Maintenance regimen of 600mg/4mL S.C. weekly2

DNTH103 has superior affinity and potency vs. riliprubart

Affinity assays

		DNTH103	riliprubart	Fold Improvement
Binding Affinity to human active C1s (K_D)[1]	KinExa	**9pM**	75pM	**~8X**
	SPR	**8pM**	35pM	**~4X**

Enzymatic assay

C4 cleavage by human active C1s[2]



~8X
more potent at blocking complement cascade
% C4 cleavage Norm. to total Cleavage
Ab Concentration (nM)
DNTH103
Riliprubart

	DNTH103	riliprubart
IC_{90} (nM)	**0.47**	3.69

Functional assays of classical pathway inhibition

Wieslab classical pathway Assay in human serum[3]



~12X
more potent at IC_{90}
% CCP Activity (BL)
Ab Concentration (nM)
DNTH103
Riliprubart

	DNTH103	riliprubart
IC_{90} (ug/mL)	**0.45**	5.4

CH50 assay of RBC lysis in human serum[3]



~7X
more potent at IC_{90}
CH50 (U/ml)
Ab Concentration (nM)
DNTH103
Riliprubart

	DNTH103	riliprubart
IC_{90} (ug/mL)	**98**	668

Liposome lysis in human serum[3]



~3X
more potent at IC_{90}
% CCP activity (norm to NHS)
Ab Concentration (nM)
DNTH103
Riliprubart

	DNTH103	riliprubart
IC_{90} (ug/mL)	**14.7**	39.8

DNTH103 consistently outperforms riliprubart in affinity and potency when compared head-to-head across multiple *in vitro* experiments

Note: Riliprubart is produced using sequence from patent WO2018071676A1

1 Data shown is dissociation constant (K_D) and the average of 3 different experiments performed at independent laboratories

2 Data is quantitative analysis of active C1s protease inhibition of cleaved C4 fragments in the presence of DNTH103 or riliprubart

3 Data shown are the average of 3 experiments conducted for each of the functional assays (CH50 hemolysis, Wieslab and Liposome). CH50 and Wieslab were confirmed at independent laboratories

7

MMN is an attractive opportunity with clinical PoC demonstrated via classical pathway inhibition

Neuromuscular indication with high unmet medical need

~5,000 - 10,000
patients in the U.S.

No approved targeted biologic therapies

Evidence supports classical complement role in disease

Empasiprubart (I.V., C2 inhibitor) recently reported efficacy signals[1]

MMN patient sera has been confirmed to activate complement

Empasiprubart (Q1-2W I.V., C2 inhibitor) Demonstrating Efficacy Signals[1]



EMPA IV
Placebo
Probability of being retreated with IVIg (%)
1.0
0.8
0.6
0.4
0.2
0.0
1 8 15 22 29 43 57 71 85 99 113
Time (Days)
HR (95% CI) = 0.09 (0.02; 0.44)

At Risk											
EMPA IV	18	18	18	18	18	17	16	16	16	15	14
Placebo	9	9	9	8	8	4	2	2	2	2	2
Events											
EMPA IV	0	0	0	0	0	1	2	2	2	2	3
Placebo	0	0	0	1	1	5	7	7	7	7	7

91%
reduction in need for IVIg rescue with empasiprubart

"We hypothesize that targeting the **classical complement pathway is a potential therapeutic approach in MMN**. We investigated the interaction of circulating anti-GM1 IgM from patients with MMN with complement in detail using iPSC-derived MNs. In this disease model for MMN, we evaluated the effects of ARGX-117, a novel monoclonal antibody that inhibits complement factor C2." - Neurol Neuroimmunol Neuroinflamm. 2022 Jan; 9(1): e1107

Phase 2 trial of DNTH103, a low-volume Q2W S.C., ongoing in MMN

1 https://www.argenx.com/sites/default/files/event-attachment/argenx_RnD_Day_2024_Slides.pdf#page=127

8

DNTH103 profile has several advantages over a C2 inhibitor for the potential treatment of MMN

Considerations	Empasiprubart (C2)*	DNTH103 (active C1s)*	Key Differentiators of DNTH103
MMN is an IgM and classical pathway driven disease[1]	C2 inhibitor that targets classical and lectin pathways	**Active C1s inhibitor targeting classical pathway only**	Demonstrated potent classical pathway inhibition with target dose achieving >IC90 on CH50 hemolytic assay
Lectin pathway critical to fight against bacterial infections[2]	Targets classical and lectin pathways	**Selective for classical pathway only, leaving lectin and alternative pathways intact**	Preserves key bacterial killing role of lectin pathway[2]
Convenient dosing and administration	I.V. QW or I.V Q2W	**Target dose of 300mg/2mL S.C. Q2W**	More convenient by targeting infrequent, low volume, self-administered S.C. autoinjector

DNTH103 is differentiated given its strong biological rationale, safety profile, and patient convenience

* DNTH103 and empasiprubart are investigational agents that arenot approved as therapies for MMN or any indication in any jurisdiction worldwide
1 Budding K, et al. (2021). Neurol Neuroimmunol Neuroinflamm.9(1):e1107; Vlam L, et al. (2015). Neurol Neuroimmunol Neuroinflamm. 2015;2(4):e119
2 Ali YM, et al. (2012). PLoS Pathog 8(7):e1002793

9

DNTH103 is rapidly advancing in three clinical trials, with data readouts beginning in 2H'25



Program (Target)	Target Population	2024	2025	2026
DNTH103 (S.C. Active C1s antibody)	**Generalized Myasthenia Gravis (gMG)** **~60,000 U.S. patients**	Initiated Ph. 2 trial Q1'24	Top-line Ph. 2 data 2H'25 ★	
	Multifocal Motor Neuropathy (MMN) **~5,000-10,000 U.S. patients**	Initiated Ph. 2 trial Q3'24		Top-line Ph. 2 data 2H'26 ★
	Chronic Inflammatory Demyelinating Polyneuropathy (CIDP) **>40,000 U.S. patients**	IND cleared in Q4'24 for Ph. 3 trial		Interim Responder Analysis 2H'26 ★





DNTH103 has potential to expand into multiple classical pathway-driven diseases with its best-in-class profile

gMG: https://www.mgregistry.org/, https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7033452/#
MMN: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3983019/
CIDP: IQVIA Claims Data; Riliprubart Phase 2 at EAN 2024

10

DNTH103 Opportunity in Myasthenia Gravis

DNTH103 Lower volume, less frequent, self-administered S.C. More frequent and/or higher-volume, in-clinic I.V. Need for increased convenience and reduced patient burden DNTH103 target product profile is highly differentiated vs. currently approved biologics for gMG 1 Can be self-administered daily via pre-filled syringe Daily self-administration or higher-volume S.C. administered by health care professional

Complement inhibitors are well established in gMG and other severe autoimmune disorders

Targeting C1s preserves critical immune activity of lectin and alternative pathways, with the aim to provide a safer therapeutic option versus terminal pathway inhibitors



Active form selectively inhibited by DNTH103
Classical pathway
Antibody-antigen complex
C1q, C1r, C1s
gMG, MMN and CIDP are indications driven by autoantibodies that activate the complement system
Enjaymo
sutimlimab-jome
Lectin pathway
Mannan or pathogen surface
Alternative pathway
Pathogen surface
EMPAVELI
(pegcetacoplan) injection
C3 Convertase
ZILBRYSQ
(zilucoplan) Injection
ULTOMIRIS
(ravulizumab-cwvz)
SOLIRIS
(eculizumab)
Shared terminal pathway (C5)
Membrane Attack Complex (MAC)
Downstream complement inhibitors carry the risk of serious bacterial infections resulting in FDA Boxed Warnings

13

C1s is a clinically validated target in the classical complement pathway with an FDA approved therapy

1

Classical pathway
The only pathway activated by the presence of IgG and IgM, which bind to the **C1 complex**

2

The C1 complex
The initial component of the classical complement pathway consisting of C1q, C1r and C1s

3

Active C1s
A serine protease that executes catalytic function of the C1 complex, leading to MAC formation



C1q
2
3
s
r
1
IgG antibody
Cell Surface

C1s is the only target of the C1 complex with an FDA approved therapy
Enjaymo®, FDA approved in 2022 for CAD, is a C1s inhibitor but is not selective to the active form and dosed I.V. at 6,500-7,500mg every two weeks

Active C1s inhibition has recently demonstrated clinical benefit in CIDP
Riliprubart results show clinical PoC for inhibiting active C1s in autoimmune neuromuscular diseases

Enjaymo® information sourced from prescribing information

14

DNTH103 exploits validated C1s biology and has been designed with best-in-class properties

High selectivity and potency

- >10,000-fold binding affinity for Active C1s versus proC1s
- Picomolar binding affinity

Extended half-life

- Validated YTE half-life extension technology applied
- Clinical data demonstrates half-life of **~60 days**



Low volume S.C. delivery

- Successful manufacturing of 150mg/mL formulation
- Low viscosity
- Favorable stability profile

Novel IP

- Patent applications for composition of matter and method of use expected to expire no earlier than 2043

DNTH103 Target Product Profile

S.C. self-administration
300mg in a 2mL pre-filled auto-injector suitable for convenient, self-administration

Infrequent dosing
Q2W dosing interval

15

DNTH103 Clinical Development

SAD 1 (1 mg/kg) SAD 3 (30 mg/kg) SAD 2 (10 mg/kg) MAD 1 Q2W (300 mg) MAD 2 Q2W (600 mg) SAD 1 (300 mg) SAD 2 (600 mg) I.V. Administration S.C. Administration S.C. Administration SAD MAD DNTH103 Phase 1 healthy volunteer study was designed to validate extended half-life, potency and safety 44 HVs enrolled into six cohorts: Placebo (N= up to 2) Treated (N= up to 6) 16 HVs enrolled into two cohorts: Placebo (N= up to 2) Treated (N= up to 6) SAD MAD Safety, PK, and PD measured by percent classical pathway inhibition quantified in each cohort Key Parameters In completed cohorts, 60 healthy volunteers completed dosing as of December 2023 SAD 4 (50 mg/kg)

DNTH103 has demonstrated deep and sustained complement inhibition in healthy volunteers DNTH103 demonstrated a ~60-day half-life and IC90 of 87 µg/mL I.V. SAD: Linear PK with Exposure Proportional Across Doses S.C. MAD: Strong Accumulation with Q2W Dosing PK/PD: Analysis Demonstrates IC90 of 87 µg/mL Data comprised of 60 HVs from 8 cohorts

DNTH103 Phase 1 data confirms potent inhibition of the classical pathway as a Q2W S.C. injection

Ph. 1 Data Confirms

- ~60-day half-life
- IC90 calculated at 87 µg/mL

Dosing Modeled

- 15mg/kg I.V. on Day 0
- 300mg S.C. Q2W starting Day 7



Day 0: 15mg/kg I.V.
Starting Day 7:
300mg S.C. Q2W
IC90 – 87 µg/mL
DNTH103 Concentration (µg/mL)
300
150
100
50
0
0
2
4
6
8
10
12
14
Time (weeks)

Simulation using data from 60 healthy volunteers dosed across multiple cohorts demonstrates potent inhibition with infrequent S.C. dosing

19

DNTH103 was generally well tolerated, with a favorable safety profile in Phase 1

- **No standard safety lab findings (hematology, chemistry, coagulation LFTS and renal function)**
- **No serious adverse events**
- **No infection adverse event signal and no infections related to encapsulated bacteria**

	I.V. & S.C. SAD (n=44)			S.C. MAD (n=16)	
	Pooled DNTH103 I.V. (n=21)	Pooled DNTH103 S.C. (n=12)	Pooled Placebo I.V. / S.C. (n=11)	Pooled DNTH103 S.C. (n=12)	Pooled Placebo S.C. (n=4)
Participant with:					
Any AEs	13 (62%)	9 (75%)	7 (64%)	8 (67%)	4 (100%)
Any SAEs	0	0	0	0	0
Grade 3 / 4 AEs	0	0	0	0	0
Treatment Related AEs	2 (10%)	1 (8%)	0	2 (17%)	0

- Five participants experienced mild/moderate Treatment Related AEs
  - Two participants (one in each 300mg and 600mg S.C. MAD cohorts) had a mild or moderate injection site reactions (ISRs); no intervention was required and both participants completed treatment
  - One participant experienced several non-specific AEs during infusion; infusion was paused for 8 minutes and restarted at the same rate without sequelae
  - Two participants in 50mg/kg SAD I.V.[1] cohort became ANA[2] positive at Day 57; both participants had no evidence of SLE and both tested negative for dsDNA[3]
  - One participant in 600mg S.C. SAD reported vomiting on Day 1, which resolved on same day

1 Highest dose to be used in Phase 2 trials is single I.V. loading dose of 20mg/kg
2 Non-specific indicator of autoimmune disease present in up to 25% of healthy individuals: https://www.labcorp.com/assets-media/2785
3 Anti-double-stranded deoxyribonucleic acid antibodies are highly specific markers of systemic lupus erythematosus or SLE

20

DNTH103 S.C. gMG Phase 2 trial initiated in Q1'24

A global, multicenter, randomized, double-blind, placebo-controlled study to evaluate the safety, efficacy, and PK / PD of DNTH103 administered S.C following initial loading dose

Highlights

- **Design:** 60 male and female subjects randomized to receive either DNTH103 or placebo for 13 weeks
- **Inclusion:** ≥18 years old with AChR antibody + gMG
- **Dosing:** 15 or 20mg/kg I.V. Loading Dose followed by 300mg or 600mg[1] S.C. Q2W starting Day 7

Endpoints

- **Primary:** Safety
- **Secondary:** Efficacy (MG-ADL and QMG)



12-Week S.C. Treatment
Screen: Day -42 to -1
Randomization
Loading Dose
Day 0
DNTH103 300mg S.C. (n=20)
DNTH103 600mg S.C. (n=20)
Placebo (n=20)
Open-Label Extension: 52 Weeks

Collect data for Safety, PK, PD, MG-ADL, QMG

Top-line data expected in 2H'25

If successful, path to BLA expected to require only one additional Phase 3 of similar design with more patients

300mg and 600mg S.C. Q2W dosing surpasses IC90 (87 µg/mL) and IC95 (149 µg/mL), respectively
MaGic Trial: https://clinicaltrials.gov/study/NCT06282159

21

DNTH103 S.C. MMN Phase 2 trial initiated in Q3’24

A global, multicenter, randomized, double-blind, placebo-controlled study to evaluate the safety, efficacy, and PK / PD of DNTH103 administered S.C following initial loading dose

Highlights

- **Design:** 36 participants randomized to receive either DNTH103 or placebo for 17 weeks
- **Inclusion:** ≥18 years old with MMN who are immunoglobulin responsive and dependent
- **Dosing:** I.V. Loading Dose followed by 300mg or 600mg S.C. Q2W starting Day 7

Endpoints

- **Primary:** Safety
- **Secondary:** Efficacy (time to IVIg retreatment, time to relapse, grip strength and other muscle strength and motor function measurements)


17-Week S.C. Treatment
Screen & Ig Monitoring
1 Week Wait Before Randomization
Loading Dose
Day 0
DNTH103 300mg S.C. (n=12)
DNTH103 600mg S.C. (n=12)
Placebo (n=12)
Open-Label Extension: 52 Weeks

Collect data for safety, PK, PD, time to IVIg retreatment, time to relapse, grip strength and other muscle strength and motor function measurements

MOMENTUM

Top-line data expected in 2H’26

300mg and 600mg S.C. Q2W dosing surpasses IC90 (87 μg/mL) and IC95 (149 μg/mL), respectively
MoMeNtum Trial: https://clinicaltrials.gov/study/NCT06537999

22

CIDP interim responder analysis anticipated 2H’26

CIDP Phase 3 trial designed as a two-part, randomized withdrawal, double-blind, placebo-controlled trial to evaluate the efficacy and safety of DNTH103 300mg and 600mg administered S.C Q2W

Highlights

- **Design:** All subjects receive DNTH103 in Part A for up to 13 weeks. Only responders randomized to Part B for 52 weeks
- **Inclusion:** ≥18 years old with confirmed CIDP, including SOC-refractory, SOC-stable or SOC-naïve
- **Dosing:** I.V. Loading Dose followed by 300mg S.C. Q2W in Part A; followed by 300mg or 600mg or Placebo in Part B

Endpoints

- **Part A:** Response as measured as ≥1 point decrease (improvement) in adjusted INCAT score compared to Part A baseline
- **Part B Primary:** Efficacy (time to relapse) as measured as ≥1 point increase in adjusted INCAT



Screen
CIDP diagnosis confirmed by an Independent CIDP Review Panel (ICRP)
Loading Dose
Day 0
PART A: Up to 13-Week Open Label DNTH103 only
DNTH103 300mg S.C. Q2W
Interim Responder Analysis N=40
Responders Randomized 1:1:1 to Part B
PART B: 52-Week Pbo-controlled RCT
DNTH103 300mg S.C. Q2W N=64
DNTH103 600mg S.C. Q2W N=64
Placebo N=64
Open-Label Extension: 104 Weeks
CAPTIVATE

- Enrolling a **broad patient population including SOC-refractory patients**, in addition to SOC-stable and SOC-naïve patients
- **All confirmed CIDP patients receive convenient** 300mg S.C. Q2W dosing of DNTH103 in Part A
- **Only responders from Part A** randomized into the double-blind, placebo-controlled Part B

300mg and 600mg S.C. Q2W dosing surpasses IC90 (87 µg/mL) and IC95 (149 µg/mL), respectively

23

Corporate

Three clinical trials for DNTH103 ahead of transformative Phase 2 gMG readout

Recent Accomplishments

- Ph. 1 data in 2023 showed potency and long half-life, and DNTH103 was generally well tolerated, allowing for 300mg/2mL Q2W S.C. dosing
- Initiated Ph. 2 trial in gMG in Q1'24
- DNTH103 demonstrated greater affinity & PD potency as potential best-in-class aC1s inhibitor vs. riliprubart across multiple head-to-head *in vitro* experiments in Q2'24
- Initiated Ph. 2 trial in MMN in Q3'24
- IND cleared by FDA for Ph. 3 CIDP trial in Q4'24

DNTH103 (S.C. Active C1s)		2024	2025	2026
	gMG	Q1 Initiated Ph. 2 trial ✓	Top-line Ph. 2 data 2H	
	MMN	Q3 Initiated Ph. 2 trial ✓		Top-line Ph. 2 data 2H
	CIDP	Ph. 3 IND cleared Q4 ✓		Interim Responder 2H
Key External Catalysts		**Q4**: Empasiprubart registrational study. initiation in MMN[3]	**'25**: Empasiprubart registrational study initiation in CIDP[3]	**'26:** Potential top-line Ph. 3 data and BLA submission[4] for riliprubart in CIDP

Strong balance sheet with ~$343M[1] of cash and runway into the second half of 2027

~34.3M shares outstanding[2]

1 Includes unaudited cash, cash equivalents and investments as of 9/30/24
2 Shares outstanding on a pro forma basis, which assumes the exercise of all outstanding pre-funded warrants
3 https://argenx.com/news/2024/argenx-reports-third-quarter-2024-financial-results-and-provides-business-update.html
4 https://www.sanofi.com/assets/dotcom/content-app/events/investor-presentation/2023/r-and-d-day-2023/Presentation.pdf#page=91

25

Accomplished team of biotech industry veterans and scientists committed to bringing innovation to market

SENIOR MANAGEMENT



Marino Garcia
President & CEO



Simrat Randhawa, M.D.
Chief Medical Officer



Ryan Savitz
Chief Financial Officer & Chief Business Officer



Jeffrey Stavenhagen, Ph.D.
Chief Scientific Officer



Adam Veness, Esq.
General Counsel



Kristina Maximenko
Chief People Officer



Rivka Gluck, R.N.
Head of Clinical Development, Operations



Debra Segal
Head of Regulatory Affairs



Edward Carr
Chief Accounting Officer



Jud Taylor
Head of Technical Operations



Jennifer Davis Ruff
Head of Investor Relations & Corporate Affairs



Ronny Hashmonay, M.D.
Head of Medical Affairs



Polly Hanff
Head of Quality



Scott Nogi
Head of Business Operations

Select Experience Includes:

J&J, Pfizer, gsk, Lilly, Aurinia, Acceleron, Alnylam, ucb, Ra Pharma, citi, AstraZeneca, Alexion, Novartis, Fred Hutch, Abeona Therapeutics, Biogen, Zealand Pharma

Select Auto-Immune Drugs Developed by Dianthus Team

CellCept, Soliris (eculizumab), Ultomiris (ravulizumab-cwvz), Lupkynis (voclosporin), Zilbrysq (zilucoplan) Injection

BOARD OF DIRECTORS

Alison Lawton
Chair of the Board
Board Member, ProQR and X4, Prior Chair of Board, Magenta

Tomas Kiselak
Managing Member, Fairmount

Anne McGeorge
Board Member, The Oncology Institute, Board Member, Be the Match

Lonnie Moulder
Managing Member, Tellus BioVentures, Founder, CEO & Chairman, Zenas BioPharma

Steven Romano, M.D.
EVP, Chief Research & Development Officer, Silence Therapeutics, Inc.

Paula Soteropoulos
Venture Partner, 5AM Ventures

Jonathan Violin, Ph.D.
Venture Partner, Fairmount, Co-founder of Dianthus, Board Member, Astria Therapeutics, and former President/CEO of Viridian Therapeutics

Marino Garcia
President & CEO, Dianthus

26

Appendix

DNTH103 improves neurotransmission and muscle contraction in an AChR+ MG model

- **Serum from MG patients** used in a validated in vitro MG model[1,2,3]
- **Assessed improvement in neurotransmission and muscle contraction** of ravulizumab* and DNTH103, as measured by decrease in muscle contraction fatigue
- **Results confirm DNTH103 improved neurotransmission and muscle contraction**



Ravulizumab* (1 μM)
n=3
DNTH103 (0.1 μM)
n=3
DNTH103 (1 μM)
n=3
Muscle Contraction Fatigue Index
(% Change to Baseline, Mean ±SEM)
0
-10
-20
-30
-40
-14.8%
-24.8%
-27.8%
AChR+ MG Patient Sera

Results provide further scientific rationale for DNTH103 in gMG

1 https://pubmed.ncbi.nlm.nih.gov/34881241/, 2 - https://pubmed.ncbi.nlm.nih.gov/31846349/, 3 - https://pubmed.ncbi.nlm.nih.gov/30867827/
* Engineered using patent sequence

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DNTH103 in vitro study demonstrates lower risk of Neisseria meningitidis infections Anti-capsular antibody (Anti -Nm) mimics N. meningitidis vaccination 0 50 100 150 % Bacterial Survival Serum +Anti - Nm 0.3 uM 1.0 uM DNTH103 Anti - C5 No treatment Results further validate the differentiated safety profile of DNTH103 as a selective classical pathway inhibitor consistent with ENJAYMO, an approved C1S inhibitor without an FDA Boxed Warning or REMS Protection against infection is a critical function of the complement pathway DNTH103 selectively inhibits the classical pathway, leaving the alternative and lectin-activated defense pathways intact An in vitro assay measured antibody-dependent complement-mediated killing of N. meningitidis in the presence of DNTH103 and anti-C5 (ravulizumab*) In this assay, DNTH103 maintained bacterial killing, potentially leading to a decreased risk of infection vs. C5 inhibitors * Engineered using patent sequence

C5 inhibitor Ultomiris carries FDA Boxed Warning and REMS requirement Source: ULTOMIRIS prescribing information & https://ultomirishcp.com/-/media/Ultomiris_NMOSD_hcp/full-site/pdfs/nmosd-ultomiris-rems-patient-safety-card

DNTH103 restores neuronal conduction velocity in an *in vitro* CIDP model

- **Serum from 3 CIDP patients** was evaluated in a validated, commercially available *in vitro* CIDP model[1]
- **Assessed improvement in neuronal conduction velocity** of two doses of DNTH103 as compared to baseline conduction velocity determined in sera from healthy volunteers (n=3)
- **Results confirm DNTH103 completely restored conduction velocity** across the axons of human motor neurons in the presence of autoantibodies from CIDP patient sera



HV Baseline CV
Normalized Conduction Velocity (CV)
(Relative to Baseline)
1.0
0.8
0.6
0.4
0.2
0.0
Serum Only
DNTH103 (0.1μM)
DNTH103 (1μM) 2

Results provide further scientific rationale for DNTH103 in CIDP

1 Rumsey, et al., *Adv. Therap.*, 2022, 5(6): 2200030
2 Results for DNTH103 (1uM) include data from multiple conduction velocity recordings that exceed 1.0. For the purposes of this illustration, results are shown up to the baseline value

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